Exhibit 99.1
Hilltop Holdings Inc. Q4 2023Earnings Presentation January 26, 2024

Preface 2 Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our liquidity and sources of funding, market trends, operations and business, the impact of natural disasters or public health emergencies, such as the coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iii) effectiveness of our data security controls in the face of cyber attacks; (iv) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (v) risks associated with concentration in real estate related loans; (vi) changes in the interest rate environment; (vii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (viii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ix) cost and availability of capital; (x) changes in key management; (xi) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; (xiv) legal, reputational, and financial risks resulting from cybersecurity incidents and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q4 2023 3 Investor Highlights – Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. • PlainsCapital Bank generated $47.8 million in pre-tax income during Q4 2023 • Bank net interest margin of 2.94% decreased 14 basis points from Q3 2023, driven by deposit migration from NIB into Interest Bearing accounts and the ongoing rollover of the CD book • Average bank loans HFI1 decreased from Q3 2023 by $75 million, or 1.0%, while loan yields of 5.95% decreased by 4 basis points from Q3 2023 due to lower recoveries of non-accrual interest • Average bank deposits decreased from Q3 2023 by $158 million, or 1.4%. The decline includes a return of broker dealer sweep balances and brokered deposits. Total cost of deposits at the bank was 2.82% during the period, a 15-basis point increase over Q3 2023 • PrimeLending generated a $15.9 million pre-tax loss during Q4 2023 • Gain-on-sale of loans sold to third parties of 189 basis points was 22 basis points lower than Q4 2022 and 10 basis points lower than Q3 2023 • Non-interest expense at PrimeLending declined by $12.2 million, or 13%, from Q4 2022. Expenses other than variable compensation declined by $9.5 million, or 10%, during the same period, reflecting management’s ongoing efforts to resize the business to align with the current environment • HilltopSecurities generated a pre-tax income of $20.1 million during Q4 2023 on total net revenue of $120.0 million • Structured Finance generated $21 million in revenue, an increase of 81% from Q4 2022, primarily from mortgage trading that benefited from certain state’s support of down payment assistance programs • Within Wealth Management, money market and FDIC sweep accounts generated an increase in revenue of $1.1 million from prior year as balances benefited from higher short-term interest rates ROAA ..86% EPS – Diluted $0.30 ROAE $28.7 $0.44 0.75% 5.76% 5.46% Net Income MM

Capital Highlights – Q4 2023 4 Capital Management and Tangible Book Value Growth TBVPS 4% Versus 12/31/22 1 Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 1 2 2 • Tangible book value per share has compounded at 10% annually over the past 5 years • Dividends per share has compounded at 19% annually over the past 5 years 2

Hilltop Holdings – Q4 Financial Summary

$ in Millions, *except EPS* Income Statement and Key Metrics	Q4 2023	Q3 2023	QoQ%	Q4 2022	YoY%
Net interest income	$111.2	$115.7	(4%)	$123.4	(10%)
Noninterest income	179.0	196.8	(9%)	169.8	5%
Noninterest expenses	250.8	260.0	(4%)	253.4	(1%)
Efficiency ratio	*86.4%*	*83.2%*		*86.4%*	
Pre-provision net revenue[1]	**39.4**	**52.5**	**(25%)**	**39.9**	**(1%)**
Net charge offs (recoveries)	$0.7	($1.6)		($0.0)	
Net ACL build (release)	0.6	1.5		3.7	
Provision for (reversal of) credit losses	**1.3**	**(0.0)**	**NR**	**3.6**	**NR**
Income before income taxes	**38.1**	**52.5**	**(27%)**	**36.2**	**5%**
Net income	**31.0**	**39.3**	**(21%)**	**26.6**	**16%**
Minority interest	2.3	2.3	1%	1.0	124%
Income attributable to Hilltop	**$28.7**	**$37.0**	**(23%)**	**$25.6**	**12%**
Return on average assets	*0.75%*	*0.94%*		*0.63%*	
Return on average equity	*5.46%*	*7.11%*		*4.99%*	
EPS - Diluted	**$0.44**	**$0.57**	**(23%)**	**$0.39**	**12%**
EOP Shares outstanding (in thousands)	65,153	65,170	(0%)	64,685	1%
EOP Assets	16,467	16,397	0%	16,259	1%
EOP Loans HFI, net	7,968	8,093	(2%)	7,997	(0%)
EOP Deposits	11,063	11,103	(0%)	11,316	(2%)

Notes:
(1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

5

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6 Hilltop Holdings – Full Year Financial Summary Notes: (1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses). $ in Millions, except EPS 2023 2022 Income Statement and Key Metrics Actuals Actuals YoY% Net interest income $466.8 $459.0 2% Noninterest income 729.0 832.5 (12%) Noninterest expenses 1,028.3 1,127.0 (9%) Efficiency ratio 86.0% 87.3% Pre-provision net revenue1 167.5 164.4 2% Net charge offs (recoveries) $2.4 $4.2 Net ACL build / (release) 16.0 4.1 Provision for (reversal of) credit losses 18.4 8.3 122% Income before income taxes 149.1 156.1 (4%) Net income 118.0 119.3 (1%) Minority interest 8.3 6.2 35% Income attributable to Hilltop $109.6 $113.1 (3%) Return on average assets 0.71% 0.69% Return on average equity 5.31% 5.11% EPS - Diluted $1.69 $1.60 5% EOP Shares outstanding (in thousands) 65,153 64,685 1% EOP Assets 16,467 16,259 1% EOP Loans HFI, net 7,968 7,997 (0%) EOP Deposits 11,063 11,316 (2%)

$95.4 $97.4 $109.3 $110.8 $2.7 $111.4 $0.6 ($2.0) ($0.7) 1.18% 1.19% 1.31% 1.35% 1.38% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $65.0 $75.0 $85.0 $95.0 $105.0 $115.0 $125.0 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Specific Reserves Collective - Portfolio Changes Collective - Economic Conditions Net Charge-Off 12/31/2023 7 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 12/31/23 Reserve Composition ($ in millions) ACL / Total Loans HFI Commentary • Applied Moody’s Analytics December 2023 single macroeconomic alternative (S7) scenario for economic forecast • Reserve builds driven by increases in specific reserves and net portfolio changes, partially offset by improvements to the U.S. economic outlook since the prior quarter • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.47% as of December 31, 2023 ($ in m illion s) A CL A CL/Loa ns HFI Commercial real estate Non-owner occupied $40.1 2.1 2% Owner occupied $28.1 1 .98% Commercial and industrial $20.8 1 .44% Construction and land dev elopm ent $1 2.1 1 .1 7% 1 -4 family residential $9.5 0.54% Consumer $0.6 2.37 % Broker-dealer $0.1 0.03% Mortgage warehouse lending $0.1 0.05% Total $111.4 1.38%

8 Hilltop Holdings – Commercial Real Estate Portfolio Commercial Real Estate Portfolio (Ending Balance at December 31, 2023) CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied (Ending Balance at December 31, 2023) (Ending Balance at December 31, 2023) $ in m illions Ending Balance Allowance for Credit Losses ACL % Loans CRE Non-Owner Occupied Office $521.5 $19.9 3.8% CRE Non-Owner Occupied Retail $337 .7 $4.7 1.4% CRE Non-Owner Occupied Office and Retail $859.2 $24.6 2.9% All other CRE Non-Owner Occupied $1,030.7 $15.5 1.5% T otal CRE Non-Owner Occupied $1,889.9 $40.1 2.1% ($ in millions)

3.23% 3.28% 3.03% 3.02% 2.96% 1. 00% 1. 50% 2. 00% 2. 50% 3. 00% 3. 50% 4. 00% 4. 50 % Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 9 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Income Net Interest Margin Roll Forward $123.4 $121.7 $118.3 $115.7 $111.2 $80 .0 $85. 0 $90. 0 $95. 0 $100 .0 $105. 0 $110. 0 $115. 0 $120. 0 $125. 0 $130. 0 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 3.02% Cost of Interest Bearing Deposits ex Brokered (0.17%) Loan Y ields (0.01%) Securities Portfolio Y ield Increase 0.08% Cost of Brokered Deposits 0.07 % Other (0.03%) Q4 2023 2.96% Q3 2023 Key Drivers & Statistics Q4'22 Q3'23 Q4'23 ($ in m illion s, ex cept a s n oted) HT H Consolidated Average Earning Assets ($B) $15.2 $15.2 $14.9 Banking Accretion Income $2.2 $2.2 $1.2 Loans HFI (Av g. Balance) $7 ,561 $7 ,831 $7 ,7 57 Deposit (Avg. Balance) $11,343 $11,269 $11,112 Cash and Due (Av g. Balance) $1,7 91 $1,622 $1,7 22 Mortgage Loans Held for Sale (period end) $983 $1,059 $944 ($ in millions)

Hilltop Holdings – Net Interest Income Rate Impacts

Estimated Impact on 12-month Net Interest Income[1]



(6%)
(3%)
3%
6%
-100
-50
+50
+100
Interest Rate Change (Basis Points)

Bank Loans HFI – Fixed vs. Variable Rate at 12/31/23



47%
43%
9%
Fixed Rate
Variable rate at or below floors
Variable rate above floor

Chart does not include Loan Balances for the PrimeLending Warehouse Line and National Warehouse Lending segments

Asset Sensitivity Trending[1]



9%
12%
6%
Dec 20
Dec 21
Dec 22
Dec 23

Represents impact on HTH NII to an instantaneous +100 basis point shock

Commentary

- Asset sensitivity has declined to ~6% from ~12% in January 2022
- Significant drivers of asset sensitivity
  - Deposit betas – modeled for down rates ~50%
- Asset sensitivity reduction strategies
  - Begin to reinvest in securities portfolio – targeting prepayment protected collateral
  - Increase the retention of 3/5/7-year hybrid fixed rate mortgages
- Loan floors
  - Current originations maintain floors at ~200 basis points below the base rate
  - Seasoned loan portfolio maintains floor rates (average rate of 4.5%)

Note:
(1) Impact assumes instantaneous change to interest rates. Assumes interest rate floor at 1 basis point

10 HilltopHoldings.

11 Hilltop Holdings – Q4 2023 Liquidity Update Available Liquidity1 Through the Cycle Interest-Bearing Deposit Beta2 Current Themes ($ in millions, at period end) Notes: (1) Available liquidity is net of utilization. (2) Deposit beta on PlainsCapital Bank deposits excluding HTS sweep and brokered deposits. Deposit Average Balance and Costs ($ in billions) • Available liquidity totaled ~$7.6 billion at December 31, 2023 • Total uninsured deposits were $4.7 billion, or approximately 42% of total deposits. Uninsured deposits, excluding collateralized deposits of $315.7 million, were $4.4 billion, or approximately 40% of total deposits FHLB Capacity 4,205 Inv estment Portfolio (av ailable) 1 ,594 Fed Deposits (excess daily requirements) 1 ,61 2 Total 7,411 $ Av ailable liquidity from Fed discount window 1 7 6 Total available Liquidity 7,587 $

$6.2 $5.7 $5.8 $6.1 $6.7 $4.0 $3.8 $3.5 $3.2 $3.0 $1.1 $1.6 $1.5 $1.4 $1.1 $11.3 $11.1 $11.2 $11.1 $11.1 $0.4 $0.4 $0.2 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Brokered Deposits 12 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. (2) Other includes Savings and Brokered Deposits. Deposit Mix at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Q4'22 Q3'23 Q4'23 Av erage Deposits ($B) $1 1 .4 $1 1 .2 $1 1 .1 Cost of Interest-Bearing Deposits1 1.57% 3.23% 3.40% Cost of Total Deposits1 0.98% 2.27% 2.45% Interest-Bearing Deposits by Type at 12/31/2023 ($ in billions) 56% 25% 16% 3% Demand Money Market Time Other 2

$7 1.4 $68.8 $90.1 $88.7 $69.2 $92.8 $90.6 $1 00.0 $1 06.5 $1 06.4 $1 1 .9 $1 1 .2 $1 1 .2 $1 1 .7 $1 1 .8 ($6.3) ($8.2) ($1 0.7) ($1 0.1) ($8.4) $169.8 $162.5 $190.7 $196.8 $179.0 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 13 Hilltop Holdings – Noninterest Income Noninterest Income Year-over-Year Noninterest Income ($MM) Key Drivers & Statistics ($ in millions) Q4 2022 $169.8 Mortgage Production Income & Fees (1.9) Securities and Investment Advisory Fees & Commissions 5.0 Other Income 6.1 Q4 2023 $17 9.0 Q4'22 Q3'23 Q4'23 Broker-Dealer TBA Lock Volume ($mm) $67 5 $2,967 $1,184 Mortgage Origination Volume ($B) $2.0 $2.2 $1.8 Net gains from mortgage loan sales (bps): Loans sold to third parties 211 199 189 Impact of loans sold to bank (19) (1) 0 As reported 192 198 189

$194.6 $194.1 $195.9 $187.0 $187.3 $58.8 $56.4 $71.0 $73.0 $63.5 $253.4 $250.5 $267.0 $260.0 $250.8 86.4% 88.1% 86.4% 83.2% 86.4% 50. 0% 55. 0% 60. 0% 65. 0% 70. 0% 75. 0% 80. 0% 85. 0% 90. 0% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0. 0 $50 .0 $100 .0 $150. 0 $20 0.0 $250 .0 $30 0.0 $350 .0 $40 0.0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 14 Hilltop Holdings – Noninterest Expenses Noninterest Expenses Year-over-Year Noninterest Expense ($MM) Key Drivers & Statistics ($ in millions) Q4 2022 $253.4 Compensation and Benefits (7 .5) Occupancy and Equipment (1 .6) Professional Serv ices 1 .6 Other Expenses 4.9 Q4 2023 $250.8 Q4'22 Q3'23 Q4'23 Banking Full-Service Branches 59 59 58 Efficiency Ratio (Bank Only ) 48.9% 51.4% 53.2% Mortgage Fixed Expenses ($mm) $57 .7 $49.7 $48.3 Variable Compensation ($mm) $26.7 $33.1 $24.1 Variable Comp / Originated Volume 1.3% 1.5% 1.3% Broker-Dealer Variable Compensation ($mm) $32.0 $39.9 $39.4 Compensation / Net Revenue 56.6% 58.9% 57 .3%

$6.1 $6.2 $6.3 $6.2 $6.2 $0.4 $0.4 $0.4 $0.4 $0.3 $1.3 $1.4 $1.4 $1.4 $1.3 $0.2 $0.2 $0.3 $0.2 $0.2 $8.1 $8.2 $8.4 $8.2 $8.1 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 15 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period End Hilltop Holdings – Loans Key Drivers & Statistics Q4'22 Q3'23 Q4'23 Av erage Loans HFI Balance ($B) $7 .8 $8.0 $7 .9 Annualized Loan HFI Yield % 5.42% 6.31% 6.27 % Gross Loans HFI by Type at 12/31/23 ($ in billions) 1 23% 18% 20% 13% 22% 4% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer

3.1x 3.5x 2.8x 3.5x 1.6x 1.24% 1.23% 1.36% 1.41% 1.44% 0.00% 0.50% 1.00% 1.50% 2.00% 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 ACL/Bank NPLs ACL/Bank Loans HFI $32,645 $30,580 $42,437 $36,884 $7 3,422 0.43% 0.39% 0.53% 0.47% 0.95% -0.20% 0.05% 0.30% 0.55% 0.80% 1.05% 1.30% $0 $25,000 $50,000 $75,000 $100,000 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Total NPAs Total NPAs/(Bank Loans HFI + OREO) (21) 419 2,884 (1,556) 67 4 (0.00%) 0.02% 0.15% (0.08%) 0.03% -1.00% -0.80% -0.60% -0.40% -0.20% 0.00% 0.20% 0.40% 0.60% (2,000) (1,000) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 NCOs NCOs/Avg. Bank Loans HFI 2.6% 2.7% 3.0% 3.0% 3.3% 0.4% 2.6% 2.7% 3.0% 3.4% 3.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Classified Special Mention 16 Hilltop Holdings – Asset Quality Criticized Loans as a % of Bank Loans Non-Performing Assets ($ in 000s) Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. Effective January 1, 2023, we adopted Accounting Standards Update (“ASU”) 2022-02 which eliminated the recognition and measurement guidance on troubled debt restructurings for creditors. Therefore, we no longer present troubled debt restructurings as a component of non-performing loans and assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses 1 1 ($ in 000s)

Hilltop Holdings – 2024 Outlook

	Outlook
Loan Growth (Full year average HFI loan growth)	• Full year average bank loan growth 0% – 2% (before retained mortgages from PrimeLending and mortgage warehouse lending) • Expect to retain $0 – $20 million per month of mortgages from PrimeLending
Deposit Growth (Full year average deposit growth)	• Expecting decline of 0% – 5% driven by elevated market pricing and competition (excluding Brokered Deposit and broker dealer sweep deposits) • Migration of NIB deposits expected to continue into IB products • Expecting NIB to comprise 26 – 29% of total Deposits at year-end 2024
Net Interest Income	• NII decline of 3 – 7% driven by higher average deposits costs in 2024 (including broker dealer sweep deposits) • Outlook assumes Fed Funds rates remain stable until the fourth quarter (market dependent)
Noninterest Income	• Mortgage gain on sale margins remain pressured – full year average 175 - 195 bps (third party sales) • Mortgage origination volume $8 – $10 billion • Broker Dealer fees decrease 0% – 5%
Noninterest Expense	• Non-variable expenses decline 1% – 3% • Variable expenses to follow revenue contribution from fee businesses
Provision Expense / (Reversal)	• Full year provision / avg loans HFI: 20 – 40 basis points
Effective Tax Rate (GAAP)	• 22 – 24% full year basis

17
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Appendix 18

19 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures • Hilltop Consolidated Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ '000, except per share amounts) 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 Total Stockholders' Equity $2,103,039 $2,323,939 $2,522,668 $2,036,924 $2,122,967 Less: Goodwill 291,435 267,447 267,447 267,447 267,447 Other intangible assets, net 30,155 20,364 15,284 11,317 8,457 Tangible Common Equity $1,781,449 $2,036,128 $2,239,937 $1,758,160 $1,847,063 Shares outstanding as of period end 90,641 82,185 78,965 64,685 65,153 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $23.20 $28.28 $31.95 $31.49 $32.58 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $19.65 $24.77 $28.37 $27.18 $28.35

3.42% 3.40% 3.11% 3.08% 2.94% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 48.9% 48.4% 51.2% 51.4% 53.2% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 PlainsCapital Bank – Highlights Q4 2023 20 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Summary Results ($ in millions) Q4 2022 Q4 2023 FY 2022 FY 2023 Net Interest Income $1 09.3 $93.1 $41 3.6 $397 .9 Prov ision for (rev ersal of) Credit Losses 3.9 1.4 8.3 18.5 Noninterest Income 1 1 .9 1 1 .8 49.3 45.8 Noninterest Expense 59.3 55.8 235.2 226.2 Income Before Taxes $58.0 $47 .8 $219.5 $199.0 Key Highlights Q4 2022 Q4 2023 FY 2022 FY 2023 ROAA 1 .31% 1 .1 2% 1 .1 9% 1 .1 5% Full Serv ice Branches (period end) 59 58 59 58 Net Interest Margin 3.42% 2.94% 3.1 1% 3.1 3% Assets ($B) (period end) $1 3.4 $1 3.3 $1 3.4 $1 3.3

21 PrimeLending – Highlights Gain on Sale and Origination Fee Trends Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. 1 Mortgage Origination Volume $2.0 $1.7 $2.5 $2.2 $1.8 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 ($ in billions) Q4 2023 (# in Basis points) Summary Results ($ in millions) Q4 2022 Q4 2023 FY 2022 FY 2023 Net Interest Income (Expense) ($4.5) ($4.7 ) ($1 0.5) ($20.3) Noninterest Income 7 1 .4 69.2 452.9 31 6.8 Noninterest Expense 92.5 80.4 47 8.9 359.3 Income (Loss) Before Taxes ($25.6) ($15.9) ($36.5) ($62.8) Key Highlights Q4 2022 Q4 2023 FY 2022 FY 2023 Origination Volume ($mm) $2,043 $1 ,81 5 $1 2,660 $8,243 % Purchase 93% 94% 85% 93% Sales Volume ($mm) $2,039 $1 ,87 4 $1 3,200 $8,047 MSR Asset ($mm)(period end) $1 01 $97 $1 01 $97

HilltopSecurities – Highlights Q4 2023 22 Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-K due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Summary Results ($ in millions) Q4 2022 Q4 2023 FY 2022 FY 2023 Net Interest Income $1 4.1 $1 3.6 $51 .6 $52.9 Prov ision for (Rev ersal of) Credit Losses (0.3) (0.1) 0.1 (0.1) Noninterest Income 92.8 1 06.4 341 .9 403.5 Noninterest Expense 87 .4 1 00.0 355.7 383.0 Income Before Taxes $19.8 $20.1 $37.8 $73.5 Key Highlights ($ in millions) Q4 2022 Q4 2023 FY 2022 FY 2023 Compensation/Net Rev enue (%) 56.6% 57.3% 63.8% 58.4% Pre-tax Margin (%) 1 8.5% 1 6.8% 9.6% 1 6.1 % FDIC Insured Balances at PCB (period end) $1 ,1 22 $1 ,1 32 $1 ,1 22 $1 ,1 32 Other FDIC Insured Balances (period end) $696 $853 $696 $853 Public Finance Offerings $5,033 $8,289 $38,952 $46,1 7 3 TBA Lock Volume $67 5 $1 ,1 84 $3,7 64 $6,91 9 Key Highlights ($ in millions) Q4 2022 Q4 2023 FY 2022 FY 2023 Public Finance Serv ices $21 .9 $20.8 88.2 90.7 Fixed Income Serv ices 25.9 25.4 7 2.8 7 4.2 Wealth Managem ent Retail 28.0 30.6 1 1 2.0 1 24.8 Clearing Serv ices 1 1 .9 1 2.7 38.2 49.9 Securities Lending 1 .0 1 .4 5.9 6.7 Structured Finance 1 1 .6 21 .0 66.0 83.0 Other 6.5 8.0 1 0.4 27 .0 Net Revenues $106.9 $120.0 $393.5 $456.4